UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 6, 2020
Date of Report (Date of earliest event reported)

HMS HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-50194		11-3656261
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

5615 High Point Drive	Irving	Texas	75038
(Address of Principal Executive Offices)			(Zip Code)
(214) 453-3000
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	HMSY	The Nasdaq Stock Market LLC
The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02     Results of Operations and Financial Condition.

On November 6, 2020, HMS Holdings Corp. (the “Company”) issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2020. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

The Company is making reference to non-GAAP financial information in the press release and on the conference call. A reconciliation of the non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Press release of HMS Holdings Corp., dated November 6, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS HOLDINGS CORP.

Date: November 6, 2020
By: /s/ Jeffrey S. Sherman
Jeffrey S. Sherman
Executive Vice President,
Chief Financial Officer and Treasurer